Exhibit 32.1

MICROS SYSTEMS, INC.

Certification of Principal Executive Officer
Pursuant to 18 U.S.C. 1350
(Section 906 of the Sarbanes-Oxley Act of 2002)

I, A.L. Giannopoulos, Chairman, President and Chief Executive Officer of MICROS Systems, Inc. (“Registrant”), certify that to the best of my knowledge, based upon a review of the quarterly report on Form 10-Q for the period ended December 31, 2005 of the Registrant (the “Report”):

          (1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 9, 2006	/s/ A.L. Giannopoulos

A.L. Giannopoulos